Hartman Short Term Income Properties XX, Inc. Quarterly Shareholder Update

February 22, 2022

All lines will remain muted for the duration of the call.

Forward-Looking Statements

This presentation contains forward-looking statements about our business, including, in particular, statements about our plans, strategies and objectives. You can generally identify forward-looking statements by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “forecast,” “anticipate,” “estimate,” “believe,” “continue” or other similar words.

These statements include our plans and objectives for future operations, including plans and objectives relating to future growth and availability of funds, and are based on current expectations that involve numerous risks and uncertainties. Assumptions relating to these statements involve judgments and risks and uncertainties, including future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to accurately predict and many of which are beyond our control, as well as other risks and uncertainties disclosed in the Company’s periodic reports on Form 10-K and Form 10-Q.

Although we believe the assumptions underlying the forward-looking statements, and the forward-looking statements themselves, are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that these forward-looking statements will prove to be accurate and our actual results, performance and achievements may be materially different from that expressed or implied by these forward-looking statements.

In light of the significant uncertainties inherent in these forward-looking statements, the inclusion of this information should not be regarded as a representation by us or any other person that our objectives and plans, which we consider to be reasonable, will be achieved.

Risks of Investing in Real Estate

- A decrease in demand for industrial, office or retail space may have a material adverse effect on financial condition and results of operations.
- Economic and regulatory changes that impact the real estate market generally may decrease the value of investments and weaken operating results.
- Global and U.S. market, political and economic conditions may adversely affect liquidity and financial conditions and those of tenants.
- Market trends and other conditions outside of the control of the issuer could decrease the value of investments and weaken operating results.
- Issuers are subject to governmental regulations that may affect the renovations to, and use of, their properties.
- Properties that have significant vacancies could be difficult to sell, which could diminish the return on your investment.
- Real estate assets are illiquid, and issuers may not be able to sell their properties when they desire.
- Future terrorist activity or engagement in war by the United States may have an adverse effect on financial conditions and operating results.
- Costs of responding to both known and previously undetected environmental contamination and hazardous conditions may decrease cash flows and limit an issuer's ability to make distributions.
- Properties may be dispersed geographically and across various markets and sectors.
- Issuers may be limited in their ability to diversify investments, making them more vulnerable economically than if their investments were diversified.

Overview

- ✓ STATE OF THE MARKETS
- ✓ HARTMAN TODAY
- ✓ FINANCIAL RESULTS AND FORECAST
- ✓ DISTRIBUTIONS AND REDEMPTIONS
- ✓ Q&A SESSION

State of the Markets: Office, Retail, & Industrial

Hartman Diversified CRE Portfolio[1]


Panhandle Plains
Prairies & Lakes
Big Bend
Piney Woods
Hill Country
Coast
South Texas Plains

5.18M
Square feet of office

1.28M
Square feet of industrial/flex

1.70M
Square feet of retail


Houston
Dallas
San Antonio
10%
50%
40%

Hartman portfolio NOI by city

[1]Hartman refers to Allen R. Hartman and affiliates

Texas Industrial State of the Market

- Texas Overall Market Vacancy Rate of 4.2%
  - A 20-year record low rate
- Industrial leasing is up 50.4% vs. prior 3-year average leasing activity
- Growth seen in warehouse and business property types in infill and suburban areas
- Hartman Industrial – 1.28 Million SF
  - Light Industrial
  - Business Park
  - Warehouse

Source: Avison Young Texas Industrial Insight Q3 2021

Texas Retail
State of the Market

- Houston's retail vacancy rate decreased over the 4th Quarter
  - 6.2% to 5.6%
  - 1.3 million in positive net absorption
  - Rental rates rose 5.6% on an annual basis
  - Houston has the most SF under construction in US

- DFW's retail vacancy is down to 5.4%

- Hartman Retail – 1.7 Million SF
  - Vacancy rate down 5.7% in 2021 annually

Source: Colliers Retail Market Report Houston Q4 2021
Lee & Associates Q4 North America Market Report

Texas Office State of the Market

- Houston Vacancy rate is 23.2%
- Dallas Vacancy rate is 19.8%

- Suburban office is bouncing back faster than CBD properties

- Hartman Office – 5.18 million SF
  - Most portfolio in suburban areas
  - Office occupancy rate is up 4.66% annually in 2021
  - Majority of tenants looking for 2,500 SF or less
  - 60% more leases than 2020 YTD

Source: Avison Young DFW Office Insight Q4 2021
Avison Young Houston Office Insight Q4 2021

"Hartman" refers to the Hartman Companies which includes the Company and affiliates.

The Case for Investing in Texas

- #1 State for business in U.S. for 8th time since 1996
- DFW has the most square footage under construction in the US with 62.8 million SF
- Texas is affordable for businesses and employees
- Companies relocated to Texas:
  - HP Enterprises
  - Tesla
  - Oracle
  - CBRE
  - Charles Schwab
  - Amazon (Houston Tech Hub)

Source: Hartman Corporate Relocations to Texas on the Rise

Hartman Today: Positioned For Growth

Diversity of the Texas Economy



DIVERSITY OF THE
Texas Economy
FACTORS DRIVING GROWTH IN THE LONE STAR STATE
HARTMAN

- Texas is the 9th largest economy by gross domestic product (GDP)
- Diversity of the Industries – oil and gas only makes up 9.45% of the state's GDP

Source: Diversity of the Texas Economy

Texas Remains a Popular Corporate Relocation Destination


HARTMAN

CORPORATE RELOCATIONS TO
Texas on the rise

When it comes to corporate relocations, Texas is hot, and we are not talking about the temperature or humidity. Companies from around the country are taking a hard look at moving to the Lone Star State.

Tesla, Oracle, and Hewlett Packard are just some of the big names that are making major moves into Texas, and it is not just a corporate, bottom-line decision. It has as much to do with lifestyle. Case in point: Elon Musk, the CEO of Tesla, who can live anywhere he wants on the planet (and soon maybe another planet), is reportedly shopping for homes in Austin. Dropbox CEO Drew Houston and Douglas Merritt, the CEO of technology firm Splunk, are also new residents of Texas. During a recent interview, Joe Rogan, a comedian and arguably the most successful podcaster in the country, described his recent move from Los Angeles. He said that he "had to get out of California." He took his family to visit Austin. They loved it. And the rest is history as his production company is now based in Texas.

FOR THE EIGHTH CONSECUTIVE TIME SINCE 1996, TEXAS WAS NAMED THE **NUMBER ONE STATE FOR BUSINESS IN AMERICA.**

—The International Economic Development Council

EXECUTIVES CITED **THE OVERALL BUSINESS CLIMATE, FAVORABLE TAX SITUATION, OVERALL PRO-BUSINESS REGULATORY ENVIRONMENT, AND ACCESS TO TALENT AS KEY DRIVERS.**

—The International Economic Development Council

Hartman | hi-reit.com

// 1

- Texas was ranked as U-Haul's second highest "growth state" based on its migration trends measurement.
- Texas ranked number one in the nation for Foreign Direct Investments (FDI) capital expenditure, and has been the recipient of $66 billion in FDI investments for over 930 new projects
- Almost 700,000 Californians have moved to Texas since 2010

Source: Hartman Corporate Relocations to Texas on the Rise
Source: Foreign Direct Investment Insights from Texas Economic Development
Source: U-haul 2020 Migration Trends

Investing in an Inflated Economy

What does Inflation Mean for Real Estate?

- Real estate can provide dynamic cash flows.
- Income streams from real estate can rise over time, unlike investments with fixed cash flows.
- Real estate income may provide an inflation hedge.
- Private real estate values have historically increased during periods of rising interest rates.


Investing in an Inflated Economy:
Diversification Through Alternative Investments
HARTMAN

Source: Hartman on Investing in an Inflated Economy

Hartman Marketing Team Honored by Globe Street as Top team for 2021

HARTMAN
THE POWER OF PROVEN RESULTS

The marketing department supported the company in 2021 by:

- Developing COVID-19 protocol messaging for our current tenants and property management team
- Promoting our 60 properties across the portfolio and increasing leasing leads by over 400%
- Implementing a strong reputation through nearly 1000 press releases, interviews, magazine articles, blogs and awards.


GlobeSt.com
Marketing Teams Honored by GlobeSt.com in 2022
Here are GlobeSt.com's picks for marketing teams in 2022.
By Natalie Dolce | January 10, 2022 at 11:26 AM
Marketing is a collaborative process, meaning teamwork is essential for all the moving pieces to come together. Nowhere is that more true than commercial real estate marketing, where the issues can be complex with multiple stakeholders. The men and women who we tapped this year have proven to be exemplary at getting out the right message to the right group of people at the right time.
MARKETING INFLUENCERS
2021 Influencers — The Teams
Advantage Commercial Real Estate Marketing
Foundry Commercial's Marketing Leadership Team
Hartman Marketing Department
JLL National PR Team
Trending Stories
Here Are the Multifamily Markets Poised to Outperform in 2022
Apartment Demand Smashes Previous Record High by 66%
The Future of Electric Vehicles Poses Challenges for CRE
Certain Cities Are More Likely to Experience Faster SFR Rent Growth
Hines Launches $1B US Tactical Fund
GlobeSt.ELITE
WOMEN OF INFLUENCE
JULY 25-27, 2022
STEIN ERIKSEN LODGE DEER VALLEY
PARK CITY, UTAH
REGISTER TODAY

Source: Hartman on Investing in an Inflated Economy

Occupancy


Occupancy
84.00%
82.00%
80.00%
78.00%
EOY 2019
EOY 2020
Jan-21
Feb-21
Mar-21
Apr-21
May-21
Jun-21
Jul-21
Aug-21
Sep-21
Oct-21
Nov-21
Dec-21
Jan-22

"Hartman" and the data presented relates to the Hartman Companies which includes the Company and affiliates.

Leasing Volume Higher


New Square Feet Leased
180000
160000
140000
120000
100000
80000
60000
40000
20000
0
Jan-21
Feb-21
Mar-21
Apr-21
May-21
Jun-21
Jul-21
Aug-21
Sep-21
Oct-21
Nov-21
Dec-21
Jan-22


Leases Signed
120
100
80
60
40
2020 Avg
Jan-21
Feb-21
Mar-21
Apr-21
May-21
Jun-21
Jul-21
Aug-21
Sep-21
Oct-21
Nov-21
Dec-21
Jan-22

"Hartman" and the data presented relates to the Hartman Companies which includes the Company and affiliates.

Leasing Activity Increasing

HARTMAN
THE POWER OF PROVEN RESULTS



Property Tours Activity
700
600
500
400
300
200
100
0
Q1-2020
Q2-2020
Q3-2020
Q4-2020
Q1-2021
Q2-2021
Q3-2021
Q4-2021

"Hartman" and the data presented relates to the Hartman Companies which includes the Company and affiliates.

Marketing Momentum


Marketing Leads
6000
5000
4000
3000
2000
1000
0
2020 Avg
Q1 2021
Q2 2021
Q3 2021
Q4 2021

"Hartman" and the data presented relates to the Hartman Companies which includes the Company and affiliates.

HARTMAN
THE POWER OF PROVEN RESULTS

Financial Results & Forecast

Financial Results

(in thousands)

HARTMAN
THE POWER OF PROVEN RESULTS

	Year-end 2021 (preliminary unaudited)	Year-end 2020
Revenue	$92,739	$89,201
Expense	$70,986	$56,521
NOI	$21,753	$32,680
Interest Expense	$8,279	$8,788
FFO	$13,474	$23,892
Distributions	$14,109	$16,863
FFO Payout	105%	71%

*Results are preliminary and subject to change, pending the completion of the company's Annual Report on Form 10-K

Financial Forecast

(in thousands)

	Budget Q1 2022	Budget FY 2022
Revenue	$24,092	$98,305
Expense	$14,192	$55,829
NOI	$9,900	$42,476
Interest Expense	($2,210)	($8,456)
FFO	$7,690	$34,020
Distributions (Paid)	($4,119)	($16,475)
FFO Payout Ratio	53.56%	48.43%

Distributions & Redemptions

Distributions

ESTIMATED EFFECTIVE ANNUAL DISTRIBUTION RATES TO BE PAID IN 2022 BASED ON DISTRIBUTION RATES

Based on original program investment

ORIGINAL PROGRAM	Distribution rate at $0.70 per share 2020	Distribution rate at $0.35 per share Q1 2021	Distribution rate at $0.40 per share Q2 2021	Distribution rate at $0.45 per share CURRENT
Hartman XX	7.0%	3.5%	4.0%	4.5%
Hartman XIX	8.7%	4.3%	5.0%	5.6%
Hartman XVIII	6.7%	3.3%	3.8%	4.3%
Hartman XVII	8.9%	4.5%	5.1%	5.7%
Hartman XVI	8.9%	4.5%	5.1%	5.7%

This table illustrates the effective distribution rates for 2021/2022 for all programs merged into the Company.
Refer to the forward-looking statements notice at the beginning of the presentation.

Redemptions

- Board of Directors for Hartman XX suspended the share redemption plan on 12/31/20
- Redemption will be processed for payment as soon as funds become available.
- In 2021, $2,090,777.90 was paid in redemptions.
- After our refinancing has been completed, we will make every effort to redeem requests subject to board approval

Q&A Session

ALL LINES WILL REMAIN MUTED FOR THE DURATION OF THE CALL.

HARTMAN
THE POWER OF PROVEN RESULTS

Thank you for joining us!